Press Release

Ness Technologies Announces Third Quarter 2008
Financial Results and Stock Repurchase Program

Operating income rises 157% and net income rises 121% year-over-year to GAAP $0.41 per diluted share, on an 18% increase in revenues

Ness board of directors approves stock repurchase program for up to 4 million shares

Hackensack, NJ – November 3, 2008 – Ness Technologies, Inc. (NASDAQ: NSTC), a global provider of IT services and solutions, today announced financial results for the quarter ended September 30, 2008.

Third Quarter 2008 Highlights:

•	On a GAAP basis:

▪	Revenues were $164.1 million, up 18% year-over-year.

▪	Operating income was $23.1 million, up 157% year-over-year.

▪	Net income was $16.1 million, up 121% year-over-year.

▪	Diluted net earnings per share were $0.41, compared to $0.19 in the third quarter of 2007.

•	Operating results for the third quarter include an operating gain related to the sale of the company’s Israeli SAP sales and distribution division.

•	On a non-GAAP basis, excluding the gain, net of related expenses and other charges, stock-based compensation expenses and amortization of intangibles, net of taxes (1):

▪	Revenues were $167.3 million, up 21% year-over-year.

▪	Operating income was $12.4 million, up 20% year-over year.

▪	Net income was $9.4 million, up 10% year-over-year.

▪	Diluted net earnings per share were $0.24, compared to $0.22 in the third quarter of 2007.

•	Cash and cash equivalents totaled $80.4 million as of September 30, 2008.

•	Operating cash flows for the quarter were $3.5 million.

•	Backlog as of September 30, 2008 was $764 million, up 14% compared to $669 million as of September 30, 2007.

(1)	See “Use of Non-GAAP Financial Information” below for more information regarding Ness’ use of non-GAAP financial measures.

Ness Technologies Third Quarter 2008	Page 1 of 9

•	The company’s four primary business units, Ness Software Product Labs (SPL), Ness Europe, Ness Israel and Technology & Systems Group (TSG) met or exceeded our expectations in the third quarter.

•
The company experienced a sales slowdown in its ‘Other’ segment: its U.S.-based financial services business unit, representing 4% of revenues, and its NessPRO software distribution business, representing 8% of revenues.

“We had a very good quarter despite the world economic storm. Our core business did very well in the third quarter, and it continues to demonstrate solid fundamentals,” said Sachi Gerlitz, president and chief executive officer of Ness Technologies. “Our strategy of geographic and line-of-business diversification has paid off, as our U.S. revenue concentration is low, with much of it coming from R&D spending rather than discretionary IT spending. Our core services businesses, Ness SPL, Ness Europe, TSG and Ness Israel, all met or exceeded our expectations, and we believe we will continue with healthy growth in 2009 despite the current economic outlook.”

“The story this quarter was all about the economy and exposure to certain verticals,” said Ofer Segev, executive vice president and chief financial officer. “Despite a tough playing field, we made good progress, delivering healthy earnings and solid operating cash flows. Our balance sheet and cash position are strong, which keeps us in our comfort zone regarding liquidity. We are taking steps to improve the underperforming units, and, as appropriate to these times, we are applying a more conservative approach to our guidance until the economy recovers.”

Guidance

The uncertainty of various external factors, including the unpredictability of the capital markets and their effect on the value of Ness’ employee severance pay fund in Israel, which may require a non-cash adjustment at year-end, has made it difficult for Ness to provide guidance as it has historically. Therefore, Ness is only providing non-GAAP guidance for the remainder of the year. Ness’ guidance for the remainder of 2008 is non-GAAP diluted net earnings per share of $0.24 to $0.31 and revenues of $175 million to $185 million.

Additional details will be provided on the conference call.

Stock Repurchase Program

The board of directors of the company has authorized a program to repurchase up to 4,000,000 shares of the company’s common stock, or approximately 10% of the outstanding shares, over the next 12 months. “The board’s approval of the share repurchase program reflects its confidence in Ness’ long-term prospects for growth and its ongoing commitment to increase shareholder value,” said Aharon Fogel, chairman of the board of directors.

The share repurchase program may be carried out at the direction of the company through open market purchases (which may or may not include a plan under Rule 10b5-1 under the Securities Exchange Act of 1934), block trades and board-approved privately negotiated transactions and does not include specific price targets. The stock may be repurchased on an ongoing basis and will be subject to the availability of shares, general market conditions, the trading price of the stock, alternative uses for capital, and the company’s financial condition; therefore, the actual number of shares that may be repurchased is unknown. Any repurchased shares will be held in treasury or retired.

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Conference Call Details

Sachi Gerlitz, president and chief executive officer of Ness Technologies, and Ofer Segev, executive vice president and chief financial officer, will also conduct a conference call to discuss the third quarter 2008 results. The call, which will be simultaneously webcast, will be at 8:30 AM Eastern Time / 5:30 AM Pacific Time on Monday, November 3, 2008.

To access the Ness Technologies third quarter 2008 earnings conference call, participants in North America should dial 1-800-399-0427 and international participants should dial +1-706-643-1624. A live audio webcast of the conference call will be available on the investor relations page of the Ness Technologies corporate web site at http://investor.ness.com. Please visit the web site at least 15 minutes early to register for the teleconference webcast and download any necessary audio software. A replay of the call will be available on the web site approximately two hours after the conference call is completed.

About Ness Technologies

Ness Technologies (NASDAQ: NSTC) is a global provider of end-to-end IT services and solutions designed to help clients improve competitiveness and efficiency. The Ness portfolio of solutions and services consists of software product development, including both offshore and near-shore outsourcing; system integration, application development and consulting; and software distribution. With over 8,300 employees, Ness maintains operations in 18 countries, and partners with numerous software and hardware vendors worldwide. For more information about Ness Technologies, visit www.ness.com.

Use of Non-GAAP Financial Information

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Ness uses various non-GAAP measures of net income and earnings per share, including adjustments from results based on GAAP to exclude (a) non-cash stock-based compensation expenses in accordance with SFAS 123R and amortization of intangible assets, net of taxes, and (b) the company’s one-time operating gain in the third quarter of 2008 from the sale of its Israeli SAP sales and distribution division, net of related expenses and other charges, net of taxes. Ness’ management believes the non-GAAP financial information provided in this release is useful to investors’ understanding and assessment of Ness’ on-going core operations and prospects for the future. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Management uses both GAAP and non-GAAP information in evaluating and operating business internally and as such has determined that it is important to provide this information to investors.

Ness Technologies Third Quarter 2008	Page 3 of 9

Forward Looking Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often are preceded by words such as “believes,” “expects,” “may,” “anticipates,” “plans,” “intends,” “assumes,” “will” or similar expressions. Forward-looking statements reflect management’s current expectations, as of the date of this press release, and involve certain risks and uncertainties. Ness’ actual results could differ materially from those anticipated in these forward looking statements as a result of various factors. Some of the factors that could cause future results to materially differ from the recent results or those projected in forward-looking statements include the “Risk Factors” described in Ness’ Annual Report of Form 10-K filed with the Securities and Exchange Commission on March 17, 2008. Ness is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of such changes, new information, subsequent events or otherwise.

Ness Technologies media contact:
David Kanaan
USA: 1-888-244-4919
Intl: + 972-3-540-8188
Email: media.int@ness.com

Ness Technologies investor contact:
Drew Wright
USA: 1-201-488-3262
Email: investor@ness.com

Ness Technologies Third Quarter 2008	Page 4 of 9

NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
U.S. dollars in thousands (except per share data)

	Three months ended September 30,		Nine months ended September 30,
	2007	2008	2007	2008
	(Unaudited)		(Unaudited)

Revenues	$138,687	$164,111	$390,227	$494,429
Cost of revenues	99,730	120,945	279,083	353,330
Gross profit	38,957	43,166	111,144	141,099

Selling and marketing	9,854	13,487	28,619	41,233
General and administrative	20,140	24,986	61,421	73,908
Gain from sale of Israeli SAP sales and distribution division, net	—	(18,366)	—	(18,366)
Total operating expenses	29,994	20,107	90,040	96,775

Operating income	8,963	23,059	21,104	44,324
Financial income (expenses), net	123	(1,187)	438	(3,635)
Other expense, net	(117)	(392)	(173)	(392)
Income before taxes on income	8,969	21,480	21,369	40,297

Taxes on income	1,660	5,333	4,182	9,166
Net income	$7,309	$16,147	$17,187	$31,131

Basic net earnings per share	$0.19	$0.41	$0.44	$0.79
Diluted net earnings per share	$0.19	$0.41	$0.43	$0.78

Weighted average number of shares (in thousands) used in computing basic net earnings per share	39,130	39,435	39,035	39,284
Weighted average number of shares (in thousands) used in computing diluted net earnings per share	39,399	39,832	39,548	39,929

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NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
RECONCILIATION OF SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION
EXCLUDING STOCK-BASED COMPENSATION, AMORTIZATION OF INTANGIBLE ASSETS AND GAIN FROM SALE OF ISRAELI SAP SALES AND DISTRIBUTION DIVISION, NET OF RELATED EXPENSES AND OTHER CHARGES, NET OF TAXES
U.S. dollars in thousands (except per share data)

	Three months ended September 30,		Nine months ended September 30,
	2007	2008	2007	2008
	(Unaudited)		(Unaudited)

GAAP revenues	$138,687	$164,111	$390,227	$494,429
Write-off of trade receivables resulting from sale of Israeli SAP sales and distribution division	—	3,155	—	3,155
Non-GAAP revenues	$138,687	$167,266	$390,227	$497,584

GAAP gross profit	$38,957	$43,166	$111,144	$141,099
Write-off of trade receivables resulting from sale of Israeli SAP sales and distribution division	—	3,155	—	3,155
Non-GAAP gross profit	$38,957	$46,321	$111,144	$144,254

GAAP operating income	$8,963	$23,059	$21,104	$44,324
Stock-based compensation	411	688	1,015	2,227
Amortization of intangible assets	956	1,365	2,727	4,322
Gain from sale of Israeli SAP sales and distribution division, net	—	(18,366)	—	(18,366)
Costs and expenses resulting from sale of Israeli SAP sales and distribution division and other charges	—	5,631	—	5,631
Non-GAAP operating income	$10,330	$12,377	$24,846	$38,138

GAAP operating margin	6.5%	14.1%	5.4%	9.0%
Non-GAAP operating margin	7.4%	7.4%	6.4%	7.7%

GAAP net income	$7,309	$16,147	$17,187	$31,131
Stock-based compensation, amortization of intangibles and gain from sale of Israeli SAP sales and distribution division, net of related expenses and other charges, net of taxes, and other non-operating expenses	1,190	(6,778)	3,204	(3,244)
Non-GAAP net income	$8,499	$9,369	$20,391	$27,887

GAAP diluted net earnings per share	$0.19	$0.41	$0.43	$0.78
Stock-based compensation, amortization of intangibles and gain from sale of Israeli SAP sales and distribution division, net of related expenses and other charges, net of taxes, and other non-operating expenses	0.03	(0.17)	0.08	(0.08)
Non-GAAP diluted net earnings per share	$0.22	$0.24	$0.52	$0.70

Weighted average number of shares (in thousands) used in computing non-GAAP diluted net earnings per share	39,399	39,832	39,548	39,929

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NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
U.S. dollars in thousands

	Three months ended September 30,		Nine months ended September 30,
	2007	2008	2007	2008
	(Unaudited)		(Unaudited)
Segment Data:
Revenues:
Ness North America	$26,556	$31,846	$78,970	$89,508
Technologies & Systems Group (TSG)	15,912	16,281	43,277	47,096
Ness Europe	33,324	45,356	80,548	130,446
Ness Israel	45,911	45,712	145,680	149,048
Other	16,984	24,916	41,752	78,331
	$138,687	$164,111	$390,227	$494,429
Operating Income (Loss):
Ness North America	$2,451	$3,362	$6,580	$6,478
Technologies & Systems Group (TSG)	1,909	2,310	5,683	5,419
Ness Europe	2,769	4,448	5,957	13,422
Ness Israel	2,139	16,838	7,785	26,494
Other	1,900	(276)	3,309	1,696
Unallocated Expenses	(2,205)	(3,623)	(8,210)	(9,185)
	$8,963	$23,059	$21,104	$44,324
Geographic Data:

Revenues:
Israel	$57,691	$54,834	$181,631	$175,336
Europe	40,616	55,092	93,324	163,691
North America	33,379	46,540	97,135	133,460
Asia Pacific	7,001	7,645	18,137	21,942
	$138,687	$164,111	$390,227	$494,429

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NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
U.S. dollars in thousands

	Nine months ended September 30,
	2007	2008
	(Unaudited)
Cash flows from operating activities:
Net income	$17,187	$31,131
Adjustments required to reconcile net income to net cash provided by operating activities:
Stock-based compensation-related expenses	1,015	2,227
Currency fluctuation of long-term debt	103	68
Depreciation and amortization	8,948	12,571
Arbitration settlement	—	(9,452)
Loss on sale of property and equipment and investment at cost	198	501
Gain from sale of Israeli SAP sales and distribution division, net	—	(18,366)
Excess tax benefits related to exercise of options	(308)	—
Decrease (increase) in trade receivables, net	(11,373)	10,393
Increase in unbilled receivables	(7,459)	(8,525)
Decrease (increase) in other accounts receivable and prepaid expenses	(8,804)	626
Increase in work-in-progress	(1,961)	(334)
Decrease (increase) in long-term prepaid expenses	(1,384)	426
Deferred income taxes, net	2,756	6,897
Increase (decrease) in trade payables	3,423	(5,845)
Increase (decrease) in advances from customers and deferred revenues	(1,277)	2,693
Increase in other long-term liabilities	—	694
Increase (decrease) in other accounts payable and accrued expenses	316	(5,067)
Decrease in accrued severance pay, net	(1,363)	(2,253)
Net cash provided by operating activities	17	18,385

Cash flows from investing activities:
Net cash paid for acquisition of a consolidated subsidiary	(7,744)	—
Proceeds from sale of investment at cost	1,866	219
Proceeds from sale of Israeli SAP sales and distribution division, net	—	13,145
Additional payments in connection with acquisitions of subsidiaries in prior periods	(10,241)	(5,973)
Proceeds from maturity of short-term bank deposits	107	1,267
Proceeds from sale of property and equipment	240	115
Purchase of property and equipment and capitalization of software developed for internal use	(7,699)	(10,595)
Net cash used in investing activities	(23,471)	(1,822)

Cash flows from financing activities:
Exercise of options	2,920	4,317
Dividend to former shareholder of an acquired subsidiary	—	(10,048)
Excess tax benefits related to exercise of options	308	—
Short-term bank loans and credit, net	987	13,737
Proceeds from long-term debt	12,928	25,483
Principal payments of long-term debt	(3,822)	(2,447)
Net cash provided by financing activities	13,321	31,042

Effect of exchange rate changes on cash and cash equivalents	2,602	(10,291)
Increase (decrease) in cash and cash equivalents	(7,531)	37,314
Cash and cash equivalents at the beginning of the period	46,675	43,097
Cash and cash equivalents at the end of the period	$39,144	$80,411

Ness Technologies Third Quarter 2008	Page 8 of 9

NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
U.S. dollars in thousands

	December 31, 2007	September 30, 2008
		(Unaudited)
CURRENT ASSETS:
Cash and cash equivalents	$43,097	$80,411
Restricted cash	602	857
Short-term bank deposits	2,361	397
Trade receivables, net of allowance for doubtful accounts	182,281	182,873
Unbilled receivables	37,634	49,610
Other accounts receivable and prepaid expenses	31,249	29,220
Work in progress	2,563	1,736
Total current assets	299,787	345,104

LONG-TERM ASSETS:
Long-term prepaid expenses and other assets	8,578	8,998
Unbilled receivables	8,919	10,114
Deferred income taxes, net	7,806	10,089
Severance pay fund	49,731	55,281
Property and equipment, net	34,072	38,144
Intangible assets, net	17,011	13,023
Goodwill	263,444	276,504
Total long-term assets	389,561	412,153

Total assets	$689,348	$757,257

CURRENT LIABILITIES:
Short-term bank credit	$2,819	$17,851
Current maturities of long-term debt	1,662	4,284
Trade payables	54,536	49,780
Advances from customers and deferred revenues	27,297	28,622
Other accounts payable and accrued expenses	120,113	109,227
Total current liabilities	206,427	209,764

LONG-TERM LIABILITIES:
Long-term debt, net of current maturities	47,191	66,893
Other long-term liabilities	4,864	5,550
Deferred income taxes	2,228	1,670
Accrued severance pay	57,465	61,292
Total long-term liabilities	111,748	135,405

Total stockholders’ equity	371,173	412,088

Total liabilities and stockholders’ equity	$689,348	$757,257

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